Exhibit 10.2
TRANSITION AGREEMENT
RELEASE AND WAIVER
I. RECITALS
A. This AGREEMENT, which is effective on the EFFECTIVE DATE, is by and between Newmont International Services Limited and Alan Blank (hereinafter “EMPLOYEE”).
B. In consideration of the promises contained in this AGREEMENT, NEWMONT and EMPLOYEE agree as follows:
II. DEFINITIONS
The following definitions shall be applicable for the purposes of only this AGREEMENT:
A. “AGREEMENT” means this Release and Waiver.
B. “CLAIMS” means any debt, obligation, demand, application for attorneys’ fees and/or dispute resolution costs, cause of action, judgment, controversy or claim of any kind whatsoever between EMPLOYEE and NEWMONT, whether arising under common law or statute, including but not limited to claims for breach of contract (express or implied), quasi-contract, promissory estoppel, tort, fraud, misrepresentation, discrimination or any other legal theory; disputes relating to the employment relationship between the parties, termination thereof, or the interpretation of this AGREEMENT; any and all debts, obligations, claims, demands, compensation, or rights under the company’s employee benefit plans; claims under Title VII of the Civil Rights Act of 1964, as amended; claims under the Civil Rights Act of 1991; claims under the Family and Medical Leave Act of 1993; claims under the Age Discrimination in Employment Act of 1967, as amended; claims under 42 U.S.C. § 1981, § 1981a, § 1983, § 1985, or § 1988; claims under the Americans with Disabilities Act of 1990, as amended; claims under the Employee Retirement Income Security Act of 1974, as amended; claims under the Worker Adjustment and Retraining Notification Act; or any other applicable federal, state, or local statute or ordinance, excluding claims for workers’ compensation benefits and claims under the Fair Labor Standards Act of 1938, as amended.

C. “COMPANY INFORMATION” means any confidential legal, financial, marketing, business, technical, or other information, including specifically but not exclusively, information which EMPLOYEE prepared, caused to be prepared, or received in connection with EMPLOYEE’s employment with NEWMONT, such as management and business plans, business strategies, software, software evaluations, trade secrets, personnel information, marketing methods and techniques, and any of the above-recited information as it relates to NEWMONT. COMPANY INFORMATION does not include: (a) information or knowledge which may subsequently come into the public domain after the termination of EMPLOYEE’s employment other than by way of unauthorized disclosure by EMPLOYEE; or (b) information or knowledge which EMPLOYEE is required to disclose by order of a governmental agency or court after timely notice has been provided to NEWMONT of such order.
D. “CAUSE” means the EMPLOYEE engaged in illegal, dishonest or fraudulent conduct in the course of his employment at any time between June 16, 2008 and the Effective Date, regardless of when such conduct is discovered by Newmont.
E. “EFFECTIVE DATE” means the first date upon which all of the following have occurred: (1) EMPLOYEE has executed this AGREEMENT; (2) the revocation period, if any, has expired without revocation by EMPLOYEE; (3) the executed agreement has been timely returned to Executive Vice President of Human Resources, Newmont, 6363 South Fiddlers Green Circle, Greenwood Village, CO 80111; and (4) any CLAIMS by EMPLOYEE have been withdrawn and dismissed with prejudice.
F. “EMPLOYEE” means Alan Blank.
G. “Initial Date” means June 30, 2010.
H. “NEWMONT” means Newmont International Services Limited and any predecessor or current or former subsidiary, parent, affiliated company, or successor of any of them, or benefit plan maintained or participated in by any of them, and the current and former directors, officers, employees, shareholders and agents of any or all of them, unless otherwise specifically stated in this AGREEMENT.
I. “NEWMONT PROPERTY” shall include, but not be limited to, keys, access cards, files, memoranda, reports, software, credit cards, computer disks, instructional and management manuals, books, cellular phones, blackberries and computer equipment of NEWMONT.
J. “SEPARATION DATE” shall mean January 11, 2011.

III. COVENANTS
A. Term of Employment. EMPLOYEE shall remain employed by NEWMONT in the position of Executive Vice President until the Initial Date and thereafter as Technical Advisor to the Chief Executive Officer of NEWMONT until the Separation Date (“Term of Employment”). Until June 30, 2010, EMPLOYEE’s monthly base salary shall continue at the same rate as designated on January 1, 2010. After June 30, 2010, EMPLOYEE shall be paid for any hours worked on behalf of NEWMONT at an hourly rate of $500, rather than a monthly base salary. Through the entire Term of Employment, EMPLOYEE shall be eligible for health and welfare benefits under the applicable plans of NEWMONT and shall be entitled to continue to insure his family members under the same terms as available to other NEWMONT employees; and after the Term of Employment, EMPLOYEE shall be eligible to continue such health and welfare benefits pursuant to the COBRA provisions of the applicable plans. From and after the Initial Date, EMPLOYEE shall not be entitled to any benefits under the Executive Change of Control Plan of Newmont. In addition, during the Term of Employment, EMPLOYEE shall not receive any bonus, stock or option awards for 2010 or 2011 performance, it being understood that the benefits described elsewhere in this paragraph and elsewhere in this Agreement are meant in part to compensate EMPLOYEE for such foregone benefits. During the Term of Employment and for a period of one year from the SEPARATION DATE, NEWMONT shall 1) reimburse EMPLOYEE for any loss EMPLOYEE and his spouse actually incur due to the sale of EMPLOYEE’s primary residence in Denver if such loss is incurred during the Term of Employment or within one year after the SEPARATION DATE and in connection with separation of service; 2) provide standard NEWMONT domestic relocation benefits to EMPLOYEE (per the executive relocation benefit package EMPLOYEE was granted upon his relocation to Denver in 2008), if EMPLOYEE relocates during the Term of Employment or within one year after the SEPARATION DATE, and; 3) at the election of EMPLOYEE, provide outplacement services with NEWMONT’s outplacement service provider up to an amount of $25,000; provided that any expenses paid or reimbursed by NEWMONT in connection with the foregoing are actually incurred by EMPLOYEE and directly related to the termination of services for NEWMONT. In no event shall any payments, benefits or reimbursements described in the preceding sentence be paid or provided with respect to expenses incurred later than the last day of the second calendar year following the calendar year in which EMPLOYEE’s separation from service with NEWMONT occurs, provided that any such reimbursements may be paid through the last day of the third calendar year following the calendar year of such separation. On January 11, 2011, EMPLOYEE’S employment with NEWMONT shall terminate without triggering any sort of severance payment under the Severance Plan of Newmont. Notwithstanding the provisions set forth above, NEWMONT shall be entitled to terminate EMPLOYEE’S employment with NEWMONT prior to January 11, 2011 for CAUSE without any severance or other sort of termination payment to EMPLOYEE.
B. Termination Payments and Consideration to EMPLOYEE. Contingent upon EMPLOYEE remaining employed until the INITIAL DATE with NEWMONT, NEWMONT shall: 1) make an initial lump sum termination payment in the amount of $1,000,000 less all applicable local, state and federal withholding taxes to EMPLOYEE; and 2) vest any unvested restricted stock or restricted stock units previously granted to EMPLOYEE. Contingent upon EMPLOYEE remaining employed until the SEPARATION DATE with NEWMONT and contingent upon execution of the Release and Waiver attached hereto as EXHIBIT A on January 11, 2011 without revocation, NEWMONT shall: 1) make a final lump sum termination payment in the amount of $471,180 less all applicable local, state, and federal withholding taxes to EMPLOYEE; 2) or thereafter, if there has not yet been a sale of EMPLOYEE’s primary residence in Denver and within fifteen (15) days after a determination of whether any payment shall be made under Section 1 of paragraph III, A, make an additional lump sum payment of up $250,000 to the extent that any amount paid under subsection 1 of paragraph III, A. above is less than $250,000; and; 3) treat any options granted to EMPLOYEE pursuant to the severance provision of the applicable award agreement.

C. Early Termination of Employment.
If EMPLOYEE’s employment with NEWMONT terminates prior to January 11, 2011 due to death or disability of EMPLOYEE, NEWMONT shall deliver the payments and consideration contained in paragraph III.B above, however such amount s shall be offset by any death or disability benefits paid to EMPLOYEE through any NEWMONT death or disability benefit or plan.
D. Return and Protection of COMPANY INFORMATION. EMPLOYEE will not use or disclose COMPANY INFORMATION at any time subsequent to the EFFECTIVE DATE of this AGREEMENT. EMPLOYEE will, by January 11, 2011, return to NEWMONT all NEWMONT PROPERTY and all documents and other material containing COMPANY INFORMATION. EMPLOYEE will not retain copies or excerpts of COMPANY INFORMATION. EMPLOYEE will not disclose COMPANY INFORMATION at any time prior to the EFFECTIVE DATE of this AGREEMENT, except as required in the course of EMPLOYEE’s employment with NEWMONT. EMPLOYEE acknowledges that this paragraph is a material term of this AGREEMENT. Accordingly, in the event of a breach of this paragraph by EMPLOYEE, in addition to any other remedy available to NEWMONT, NEWMONT may cease any remaining payments otherwise due EMPLOYEE under this AGREEMENT and will be entitled to injunctive relief and damages against EMPLOYEE.
E. Release of Claims By EMPLOYEE. As a material inducement to NEWMONT to enter into this AGREEMENT, EMPLOYEE, as a free and voluntary act, hereby forever releases and discharges NEWMONT from, and covenants not to sue NEWMONT for, CLAIMS which EMPLOYEE might have or assert against NEWMONT (1) by reason of EMPLOYEE’S employment by NEWMONT and all circumstances related thereto prior to the EFFECTIVE DATE of this AGREEMENT; or (2) by reason of any other matter, cause or thing whatsoever which may have occurred between EMPLOYEE and NEWMONT prior to the EFFECTIVE DATE of this AGREEMENT, excluding claims regarding EMPLOYEE’s vested Pension or Savings Plan benefits. With respect to any charges of discrimination filed with any federal, state or local agency, pending or otherwise, arising from or related to EMPLOYEE’S employment or termination of employment with NEWMONT, EMPLOYEE acknowledges that EMPLOYEE has the right to file a charge, but that EMPLOYEE knowingly and voluntarily waives his or her right to seek individual relief on his or her own behalf.
F. Non-disparagement. As a free and voluntary act, EMPLOYEE agrees that he or she will make no written or oral statements that directly or indirectly disparage NEWMONT in any manner whatsoever. It will not be a violation of this paragraph for EMPLOYEE to make truthful statements, under oath, as required by law or formal legal process.

G. Affirmation of FLSA Compliance. EMPLOYEE affirms that NEWMONT has not violated EMPLOYEE’S rights under the Fair Labor Standards Act of 1938, as amended.
IV. ADDITIONAL PROVISIONS
A. EMPLOYEE Cooperation. As a free and voluntary act, EMPLOYEE agrees after EMPLOYEE’s separation to cooperate at NEWMONT’S expense with any investigations or lawsuits involving NEWMONT on matters where EMPLOYEE had specific knowledge or responsibility. EMPLOYEE will be reimbursed at a rate equal to his final base salary as of June 30, 2010, computed on an hourly basis. EMPLOYEE shall make himself available at NEWMONT’S expense for any litigation, including specifically, but not exclusively, preparation for depositions and trial. EMPLOYEE will not receive reimbursement for time spent testifying in depositions or trial. EMPLOYEE agrees not to assist or provide information in any litigation against NEWMONT, except as required under law or formal legal process after timely notice is provided to NEWMONT to allow NEWMONT to take legal action with respect to the request for information or assistance. Nothing in this AGREEMENT shall restrict or preclude EMPLOYEE from, or otherwise influence EMPLOYEE in, testifying fully and truthfully in legal or administrative proceedings against NEWMONT, as required by law or formal legal process.
B. Severability. In case any one or more of the provisions of this AGREEMENT shall be found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. Further, any provision found to be invalid, illegal or unenforceable shall be deemed, without further action on the part of the parties hereto, to be modified, amended and/or limited to the minimum extent necessary to render such clauses and/or provisions valid and enforceable.
C. Entire Agreement. This AGREEMENT supersedes all prior written and verbal promises and agreements between the parties. This AGREEMENT constitutes the entire agreement between the parties and may be amended, modified or superseded only by a written agreement signed by both parties. No oral statements by any employee of NEWMONT shall modify or otherwise affect the terms and provisions of this AGREEMENT.
D. Governing Law. This AGREEMENT shall be construed in accordance with the laws of the State of Colorado.
E. No Admission of Liability. NEWMONT denies that it has taken any improper action against EMPLOYEE in violation of any federal, state, or local law or common law principle. The parties agree that this AGREEMENT shall not be admissible in any proceeding as evidence of any improper conduct by NEWMONT.

F. Free and Voluntary Act. This release means, in part, that EMPLOYEE gives up all rights to damages and/or money based upon any claims against NEWMONT of age discrimination that arise through the date this AGREEMENT is signed. EMPLOYEE acknowledges that EMPLOYEE has been given at least twenty-one (21) days to consider this AGREEMENT and that EMPLOYEE has been advised to consult with an attorney prior to signing this AGREEMENT. EMPLOYEE may waive the balance of the twenty-one (21) day consideration period by signing this AGREEMENT sooner. EMPLOYEE further acknowledges that by law EMPLOYEE has the right to revoke (that is, cancel) this AGREEMENT within seven (7) calendar days of signing it. To be effective, EMPLOYEE’S revocation must be in writing and tendered to Executive Vice President of Human Resources, Newmont, 6363 South Fiddlers Green Circle, Greenwood Village, CO 80111, either by mail or by hand delivery within the seven (7) day period. If by mail, the revocation must be: 1) postmarked within the seven (7) day period; 2) properly addressed; and 3) sent by Certified Mail, Return Receipt Requested. In the event that EMPLOYEE exercises this right to revoke, EMPLOYEE agrees to return to NEWMONT any and all sums paid to EMPLOYEE in consideration of the AGREEMENT.
G. No Other Representations. EMPLOYEE acknowledges that no promises or representations have been made to induce EMPLOYEE to sign this AGREEMENT other than as expressly set forth herein and that EMPLOYEE has signed this AGREEMENT as a free and voluntary act.
THIS IS A RELEASE — BY SIGNING, YOU ARE ACKNOWLEDGING THAT YOU
HAVE READ, UNDERSTAND, AND AGREE TO THE TERMS SET FORTH
ABOVE. BEFORE SIGNING YOU SHOULD READ CAREFULLY
AND CONSULT WITH AN ATTORNEY

NEWMONT			EMPLOYEE

By:	/s/ William MacGowan		/s/ Alan Blank

	Name:	William MacGowan
	Title:	President
	Date: May 5, 2010		Date: May 5, 2010

EXHIBIT A
RELEASE AND WAIVER
I. RECITALS
A. This EXHIBIT A RELEASE AND WAIVER (hereinafter “EXHIBIT”), which is effective on the EFFECTIVE DATE, is by and between Newmont International Services Limited and Alan Blank (hereinafter “EMPLOYEE”).
B. Unless otherwise defined herein, this EXHIBIT incorporates the definitions set forth in the AGREEMENT.
C. This EXHIBIT sets forth the understanding between NEWMONT and EMPLOYEE concerning all of EMPLOYEE’s disputes with NEWMONT, including but not limited to all claims which EMPLOYEE has or could have raised against NEWMONT in connection with EMPLOYEE’s employment and related benefits. It is the desire of the parties to settle all disputes, known and unknown, in accordance with the terms and conditions set forth in this AGREEMENT.
D. In consideration of the promises contained in this EXHIBIT, NEWMONT and EMPLOYEE agree as follows:
II. DEFINITIONS
The following definitions shall be applicable for the purposes of only this AGREEMENT:
A. “EFFECTIVE DATE” means the first date upon which all of the following have occurred: (1) EMPLOYEE has executed this EXHIBIT and (2) the revocation period, if any, has expired without revocation by EMPLOYEE; (3) the executed EXHIBIT has been timely returned to Executive Vice President of Human Resources, Newmont, 6363 South Fiddlers Green Circle, Greenwood Village, CO 80111; and (4) any CLAIMS by EMPLOYEE have been withdrawn and dismissed with prejudice.
B. “EXHIBIT” means this Exhibit A Release and Waiver.
C. “COMPANY INFORMATION” means any confidential legal, financial, marketing, business, technical, or other information, including specifically but not exclusively, information which EMPLOYEE prepared, caused to be prepared, or received in connection with EMPLOYEE’s employment with NEWMONT, such as management and business plans, business strategies, software, software evaluations, trade secrets, personnel information, marketing methods and techniques, and any of the above-recited information as it relates to NEWMONT. COMPANY INFORMATION does not include: (a) information or knowledge which may subsequently come into the public domain after the termination of EMPLOYEE’s employment other than by way of unauthorized disclosure by EMPLOYEE; or (b) information or knowledge which EMPLOYEE is required to disclose by order of a governmental agency or court after timely notice has been provided to NEWMONT of such order.

D. “NEWMONT PROPERTY” shall include, but not be limited to, keys, access cards, files, memoranda, reports, software, credit cards, computer disks, instructional and management manuals, books, cellular phones, blackberries and computer equipment of NEWMONT.
E. “SEPARATION DATE” means January 11, 2011.
III. COVENANTS
A. Consideration to EMPLOYEE. Contingent upon execution of this EXHIBIT without revocation on or after the SEPARATION DATE, NEWMONT will provide the payment and consideration stated in paragraph III.(B) of the AGREEMENT, less all applicable local, state, and federal withholding taxes.
B. No Other Payments. Payment of all sums set forth in this EXHIBIT shall discharge all obligations of NEWMONT to EMPLOYEE, and EMPLOYEE waives all rights to other compensation and benefits including specifically, but not exclusively, salaries, bonuses, benefits of whatsoever kind and description, and allowances for perquisites, but excluding all vested rights pursuant to NEWMONT’s Pension and Savings plans.
C. Return and Protection of COMPANY INFORMATION. EMPLOYEE will not use or disclose COMPANY INFORMATION at any time subsequent to the EFFECTIVE DATE of this EXHIBIT. EMPLOYEE will, by the SEPARATION DATE, return to NEWMONT all NEWMONT PROPERTY and all documents and other material containing COMPANY INFORMATION. EMPLOYEE will not retain copies or excerpts of COMPANY INFORMATION. EMPLOYEE acknowledges that this paragraph is a material term of this AGREEMENT. Accordingly, in the event of a breach of this paragraph by EMPLOYEE, in addition to any other remedy available to NEWMONT, NEWMONT may cease any remaining payments otherwise due EMPLOYEE under this AGREEMENT and will be entitled to injunctive relief and damages against EMPLOYEE.

D. Release of Claims By EMPLOYEE. As a material inducement to NEWMONT to enter into this EXHIBIT, EMPLOYEE, as a free and voluntary act, hereby forever releases and discharges NEWMONT from, and covenants not to sue NEWMONT for, CLAIMS which EMPLOYEE might have or assert against NEWMONT (1) by reason of EMPLOYEE’S employment and/or termination of employment by NEWMONT and all circumstances related thereto; or (2) by reason of any other matter, cause or thing whatsoever which may have occurred between EMPLOYEE and NEWMONT prior to the EFFECTIVE DATE of this EXHIBIT, excluding claims regarding EMPLOYEE’s vested benefits in NEWMONT’S Pension or Savings Plans. With respect to any charges of discrimination filed with any federal, state or local agency, pending or otherwise, arising from or related to EMPLOYEE’S employment or termination of employment with NEWMONT, EMPLOYEE acknowledges that EMPLOYEE has the right to file a charge, but that EMPLOYEE knowingly and voluntarily waives his or her right to seek individual relief on his or her own behalf.
E. Tax Liability. EMPLOYEE and NEWMONT agree that, in the event any taxing authority determines that amounts paid pursuant to this agreement are taxable beyond any amount withheld by NEWMONT, EMPLOYEE is solely responsible for the payment of all such taxes and penalties assessed against EMPLOYEE, except for legally mandated employer contributions, and that NEWMONT has no duty to defend EMPLOYEE against any such tax claim, penalty or assessment. EMPLOYEE agrees to cooperate in the defense of any such claim brought against NEWMONT. NEWMONT agrees to cooperate in the defense of any such claim brought against EMPLOYEE.
IV. ADDITIONAL PROVISIONS
A. Severability. In case any one or more of the provisions of this EXHIBIT shall be found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. Further, any provision found to be invalid, illegal or unenforceable shall be deemed, without further action on the part of the parties hereto, to be modified, amended and/or limited to the minimum extent necessary to render such clauses and/or provisions valid and enforceable.
B. Governing Law. This AGREEMENT shall be construed in accordance with the laws of the state of Colorado.
C. No Admission of Liability. NEWMONT denies that it has taken any improper action against EMPLOYEE in violation of any federal, state, or local law or common law principle. The parties agree that this EXHIBIT shall not be admissible in any proceeding as evidence of any improper conduct by NEWMONT.
D. Free and Voluntary Act. This release means, in part, that EMPLOYEE gives up all rights to damages and/or money based upon any claims against NEWMONT of age discrimination that arise through the date this AGREEMENT is signed. EMPLOYEE acknowledges that EMPLOYEE has been given at least twenty-one (21) days to consider this AGREEMENT and that EMPLOYEE has been advised to consult with an attorney prior to signing this AGREEMENT. EMPLOYEE may waive the balance of the twenty-one (21) day consideration period by signing this AGREEMENT sooner. EMPLOYEE further acknowledges that by law EMPLOYEE has the right to revoke (that is, cancel) this AGREEMENT within seven (7) calendar days of signing it. To be effective, EMPLOYEE’S revocation must be in writing and tendered to Executive Vice President of Human Resources, Newmont, 6363 South Fiddlers Green Circle, Greenwood Village, CO 80111, either by mail or by hand delivery within the seven (7) day period. If by mail, the revocation must be: 1) postmarked within the seven (7) day period; 2) properly addressed; and 3) sent by Certified Mail, Return Receipt Requested. In the event that EMPLOYEE exercises this right to revoke, EMPLOYEE agrees to return to NEWMONT any and all sums paid to EMPLOYEE in consideration of the AGREEMENT.

E. No Other Representations. EMPLOYEE acknowledges that no promises or representations have been made to induce EMPLOYEE to sign this EXHIBIT other than as expressly set forth herein and that EMPLOYEE has signed this EXHIBIT as a free and voluntary act.
THIS IS A RELEASE — BY SIGNING, YOU ARE ACKNOWLEDGING THAT YOU
HAVE READ, UNDERSTAND, AND AGREE TO THE TERMS SET FORTH
ABOVE. BEFORE SIGNING YOU SHOULD READ CAREFULLY
AND CONSULT WITH AN ATTORNEY

NEWMONT		EMPLOYEE

By:

Title:
	Date:	Date: